UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – SEPTEMBER 7, 2012

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

       (678) 332-5000

(Registrant's telephone number, including area code)

             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On September 14, 2012, CIG Wireless Corp. (the “Company”) filed a Current Report on Form 8-K. This Amendment Number 1 to the Form 8-K filed on September 14, 2012 is being filed to revise certain disclosures contained in the list of Exhibits to the Form 8-K filed on September 14, 2012. All other disclosures contained in the Form 8-K filed on September 14, 2012 remain unchanged.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

$150 million Macquarie Bank Credit Facility

On September 7, 2012, the Company, through its subsidiary CIG Comp Tower, LLC (the “Borrower”), closed a new $150 million multi-draw term loan credit facility (the “Credit Facility”) with Macquarie Bank Limited (“Macquarie”).  Item 1.01 to the Form 8-K filed on September 14, 2012, which describes the Credit Facility, is incorporated herein by referenced thereto.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Communications Towers Acquisitions

On September 7, 2012, the Company acquired certain communications towers and related assets and rights from Towers of Texas, Ltd., a privately held company, pursuant to the terms and conditions of an asset purchase agreement.  Item 2.01 to the Form 8-K filed on September 14, 2012, which describes this transaction, is incorporated herein by referenced thereto.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 to the Form 8-K filed on September 14, 2012, under the caption “$150 million Macquarie Bank Credit Facility” and under Item 2.03 to the Form 8-K filed on September 14, 2012 is hereby incorporated herein by reference thereto.

ITEM 8.01	OTHER EVENTS

The information set forth under Item 8.01 to the Form 8-K filed on September 14, 2012 is hereby incorporated herein by reference thereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit List

Exhibit	Description

Exhibit 10.1	Credit Agreement, dated as of August 17, 2012 by and among the CIG Comp Tower, LLC, the Lenders who are from time-to-time party thereto, and Macquarie Bank Limited.*

Exhibit 10.2	Security Agreement, dated as of September 7, 2012, by and among CIG Comp Tower, LLC, CIG Properties, LLC, and Macquarie Bank Limited, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

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Exhibit 10.3	Guaranty, by CIG Properties, LLC in favor of Macquarie Bank Limited, incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

Exhibit 10.4	Intermediate Holdings Pledge Agreement, by CIG Properties, LLC In Favor of Macquarie Bank Limited.

Exhibit 99.1	Press Release related to the acquisition of Communications Towers from Towers of Texas, Ltd., dated September 12, 2012, incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

Exhibit 99.2	Press Release related to closing of $150 million Macquarie Bank Credit Facility, dated September 11, 2012, incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012.

* Portions of that exhibit marked with an asterisk have been omitted and filed separately with the Commission pursuant to a request for confidential treatment. The Company is re-filing this Credit Agreement to include certain schedules and exhibits thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: President and Chief Executive Officer
(Principal Executive Officer)

Date: December 19, 2012

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